UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 12, 2015

ARMCO METALS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34631	26-0491904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 E Hillsdale Blvd, Suite 315, Foster City, CA	94404
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 212-7620

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

As disclosed in our Current Report on Form 8-K as filed on November 3, 2014, Armco Metals Holdings, Inc. (the “Company”) was served with a lawsuit filed in Superior Court in the County of San Mateo, California styled Progressive Environmental Services, Inc. vs. Metawise Group, Inc., Draco Resources, Inc., Metamining, Inc., Songqiang Chen and Armco Metals Holdings, Inc. The complaint arose out of our proposed acquisition of a 31.37% interest in Draco Resources, Inc. ("Draco"). On November 13, 2014 Draco filed for bankruptcy protection and this proceeding was transferred to the United States Bankruptcy Court for the Northern District of California under Bankruptcy Case No. 14-31652DM. We subsequently filed a motion to dismiss our company from the action which was granted by the Bankruptcy Court on January 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMCO METALS HOLDINGS, INC.

Date: January 20, 2015	By: /s/ Kexuan Yao
Kexuan Yao, CEO and Chairman of the Board

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